UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):   August 21, 2012

NeoMedia Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Arapahoe Ave, Suite 9, Boulder CO	80302
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 21, 2012, NeoMedia Technologies, Inc., a Delaware corporation (the “Company” ) entered into a confidential Patent License Agreement (the “Agreement”) with MicroSoft, Inc. (“MicroSoft”) whereby the Company granted a multi-year, non-exclusive worldwide license to MicroSoft, its affiliates and certain third parties to use the Company’s patent portfolio, which consists of over 74 patents and patents pending worldwide.The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is attached as Exhibit 10.1 hereto and incorporated herein by reference. The Company also released a press release which is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Patent License Agreement, dated August 21, 2012, by and between the Company and Microsoft, Inc.	Provided herewith
Exhibit 99.1	Press Release	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2012	NEOMEDIA TECHNOLOGIES, INC.

	By:	/s/ Barry S Baer
	Name:	Barry S Baer
	Its:	Chief Financial Officer